Exhibit 10.5
CirTran Corportion
Form 10-KSB

                         PURCHASE AGREEMENT
                     (Circuit Technology Loan)

      This PURCHASE AGREEMENT (the "Agreement") is made as of May
1, 2000, by and between IMPERIAL BANK. a California banking corporation ("Seller"), and ABACAS VENTURES, INC., a Delaware corporation ("Buyer").

                             RECITALS:

       A. Seller has previously extended a loan to CIRCUIT TECHNOLOGY, INC., a Utah corporation ("Borrower"), in the original principal amount of up to Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) (the "Loan"). The Loan is governed and evidenced by Security and Loan Agreement (Accounts Receivable and/or Inventory), dated April 6, 1998, as supplemented by that certain Addendum to Security and Loan Agreement, dated April 6, 1998, each by and between Seller and Borrower (the "Loan Agreement").

      B. The Loan is also secured by a General Security Agreement (Tangible and Intangible Personal Property), dated April 6, 1998, from Borrower, as debtor, to Seller, as secured party (the "Security Agreement"). In connection with the execution and delivery of the Loan Agreement and the Security Agreement a Form UCC-1 Financing Statement was filed with the Utah Department of Commerce, Division of Corporations and Commercial Code on May 6, 1998 as File No. 98-604016 (the "Utah Financing Statement") and a Form UCC-1 Financing Statement was filed with the Colorado Secretary of State - UCC Division on March 24, 1999 as File No. 19992016402 M (the "Colorado Financing Statement".

      C. As a condition to the extension of the Loan, Seller and several unrelated parties entered into certain subordination and intercreditor agreements pertaining to the priority of, and other matters related to, the security interest of the Loan Agreement and the Security Agreement as more fully described in the Assignment of Loan and Loan Documents of even date herewith (the "Subordination Agreements).

     D. On March 3, 1999, each of Raed S. Hawatmeh, Iehab Hawatmeh and Roger Z. Kokozyoin, (collectively, the "Guarantor") executed and delivered to Seller a Continuing Guarantee, whereby such persons agreed to unconditionally guaranty Borrower's obligations
to   Seller   with   regard  to  the  Loan   (collectively,   the
"Guaranties"). As collateral security for his Continuing Guarantee, lebab Hawatmeh executed and delivered to Seller a General Security Agreement (Tangible and Intangible Personal Property) and certain related documents, dated March 3, 1999, from Iehab Hawatmch, as debtor, to Seller, as secured party (the "Guarantor Security Agreement"), whereby lehab Hawatmeh pledged his right, title and interest in and to 200,000 common shares of the capital stock of Chequemate International, Inc. to Seller.

      E. Effective as of April 5, 1999, Borrower and Seller agreed to modify the Loan and the Loan Documents pursuant to that certain First Amendment to Security and Loan Agreement and Addendum to Security and Loan Agreement and Waiver (the "First Amendment").

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      F. The  Loan  Agreement,  Security  Agreement,  Utah  Financing
Statement, Colorado Financing Statement  the  Subordination  Agreements,
Guaranties,  Guarantor Security   Agreement  and  First  Amendment.  as
the   foregoing documents,  instruments and agreements have been modified by the First Amendment, and all other documents related to the Loan, are referred to herein as the "Loan Documents".

     G. During the administration of the Loan, certain defaults on the part of Borrower have occurred and are continuing and Buyer now wishes to purchase from Seller the Loan Documents together with the indebtedness governed, evidenced and secured thereby, at a significantly discounted purchase price.


      H. At the request of and as an accommodation to Borrower, Seller has agreed to sell and transfer to Buyer the Loan Documents together with the indebtedness governed, evidenced and secured thereby, all upon the terms and conditions set forth in this Agreement which include such discounted purchase price

                            AGREEMENTS:

       NOW, THEREFORE, in consideration of the agreements, covenants, and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

      1. Sale and Purchase. Seller agrees to sell and assign to Buyer, and Buyer agrees to purchase and accept from Seller for the Purchase Price on and subject to the terms and conditions set forth in this Agreement:

      (a) Loan Documents. All of Seller's rights, titles, claims and interests in and to the Loan and the Loan Documents; and

      (b) Other Rights. All of the rights, titles, interests, privileges, and appurtenances owned or held by Seller, if any, which are in any way related to or used in connection with, the Loan.

The Loan and Loan Documents shall be assigned and transferred to Buyer at the Closing WITHOUT RECOURSE AGAINST SELLER, and with no representations or warranties of any kind by Seller, express or implied, except as explicitly set forth herein. IN PURCHASING THE LOAN, BUYER ACKNOWLEDGES THAT THE LOAN IS IN DEFAULT AND THAT BUYER IS ACQUIRING THE LOAN IN ITS CURRENT STATUS "AS IS".

2.   Purchase Price.

      (a) Purchase Price. The total purchase price (the "Purchase Price") that Buyer agrees to pay Seller for the Loan and Loan Documents is the sum of the following amounts:

     (i)  $1,100,000.00 at the Closing; and

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     (ii) an additional $100,000.00 on May 15, 2000.

     (b) Method of Payment. The Purchase Price shall be payable by wire transfer of immediately available funds to Seller's account at Imperial Bank, ABA No. 122201444, Account No. 2505-100529, Reference "Circuit Technology Loan No. 716065625-3" on or before 2:00 p.m. (Pacific Standard Time) on the foregoing dates.

      (c) Security for Deferred Purchase Price. The obligation of Buyer to pay the remaining balance of the Purchase Price shall be evidenced by a Promissory Note (the "Buyer Notice) and secured by a Pledge and Security Agreement (the "Buyer Security Agreement") covering the Loan and the Loan Documents, each in the form attached hereto as Exhibit A and B, respectively. The Promissory Note, Buyer Security Agreement, and any Form UCC-1 Financing Statements or other documents reasonably required by Seller to create, maintain and perfect its security interest in and to the Loan and the Loan Documents shall be executed by Buyer and delivered to Seller at the Closing as provided herein,

      3. Closing. The closing ("Closing") of the sale and purchase of the Loan and Loan Documents shall occur in the offices of Snell
& Wilmer L.L.P. in Salt Lake City, Utah, or such other place as may be agreed to by the parties on May 1, 2000 (the "Closing Date"). As of the date hereof, all payments received from Seller with respect to the Loan, whether in Seller's lockbox or otherwise, shall be for the account of Buyer.


4. Seller's Closing Obligations. At the Closing, Seller shall deliver the following to Buyer:

      (a) Assignment. An original Assignment of Loan and Loan Documents (Circuit Technology Loan) in the form attached hereto as Exhibit C.

     (b)  Loan Agreement. The original executed Loan Agreement;

     (c) Security Agreement. The original executed Security Agreement, together with fully executed UCC-3 Forms of Assignment for the Utah Financing Statement and Colorado Financing Statement.

     (d)  Guaranties. The original executed Guaranties.

     (e) Guarantor Security Agreement. The original executed Guarantor Security Agreement, together with the share certificates representing the 200,000 common shares of the Capital Stock
of   Chequemate International,  Inc.,  all  original  executed
irrevocable stock powers delivered in connection therewith, and an original executed Federal Reserve Form U-1 and related documents.

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      (f)  Loan  Documents. The remaining original Loan Documents, together with appropriate assignments in favor of Buyer, without recourse and without any warranties or representations of any kind, except as provided herein.

The deliveries described in this Paragraph 4 will be made directly to Buyer or its counsel, as directed by Buyer, or in accordance with Section 5(c) below, may be retained at Seller's election, as collateral pursuant to the terms of the Buyer's Security Agreement To the extent any documents delivered by Seller need to be recorded or filed in any manner in any public office, Buyer, and
not   Seller  will  be  responsible  for  all  such  filings  and recordings.

      5. Buyer's Obligations. At the Closing, Buyer shall, deliver the following to Seller, or cause Borrower to deliver to
Seller:

     (a)  Promissory Note. The original executed Promissory Note.

     (b) Buyer's Security Agreement. The original executed Buyer Security Agreement, together with such fully executed Form UCC-1 Financing Statements and other documents as Seller may reasonably require.

     (c)  Collateral  Documents. Pursuant to  the  terms  of  the
Buyer's   Security   Agreement,  the  Loan   Agreement,   Security
Agreement, Guaranties, Guarantor Security Agreement and other Loan
Documents

    (d)   Purchase  Price. The Purchase Price in accordance  with
Section 2 hereof.

    (e) Borrower Release. That certain General Release Agreement by land between Borrower and Seller of even date herewith.

The deliveries described in this Paragraph 5 will be made directly to Seller or its counsel, as directed by Seller. To the extent any documents delivered by Buyer need to be recorded or filed in any manner in any public office, Seller, and not Buyer, will be responsible for all such filings and recordings.

6.   Representations and Warranties.

     (a) Representations and Warranties of Seller. As of the date hereof and as of the Closing, Seller represents and warrants to Buyer that:

      (i) Due Organization. Seller is a banking corporation duly organized~ validly existing and in good standing under the laws of the State of California. Seller has the right, power, legal capacity and authority to execute and deliver this Agreement, and to perform its obligations under this Agreement, and all related documents, instruments, and certificates. This Agreement has been duly and validly executed and delivered by Seller. No approval of any person or entity is required for the execution of this Agreement by Seller or the consummation of any of the transaction contemplated by the Agreement.

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     (ii) Due Authorization As of the Closing, this Agreement, and all related documents, instruments, and certificates will have been duly authorized by all necessary action on the part of
Seller.  Seller  shall  obtain  all  such  written  consents   and
approvals, if any, as may be 'necessary or required to permit Seller to perform Seller's obligations under this Agreement The individual or individuals executing this Agreement and any and all documents contemplated in it on behalf of Seller has or have the legal power, right and actual authority to bind Seller to the terms and conditions in the Agreement and in those documents.

       (iii) Enforceability. This Agreement, and all related documents, instruments, and certificates have been duly executed and delivered by Seller and constitute the legal, valid and binding agreements of Seller, enforceable against Seller in accordance with their respective terms.

      (iv) No Violation. Neither the execution, delivery or performance by Seller of this Agreement and all related documents, instruments and certificates, nor the consummation by Seller of the transactions contemplated hereby or thereby, nor compliance by Seller with the provisions hereof or thereof:

       (A) conflicts with, or results in the breach of any provision of, or is inconsistent with Seller's articles of organization; or

       (B) contravenes or violates any law, rule, regulation, order, writ, judgment, injunction, decree, determination or awarded presently in effect and applicable to Seller, or

       (C) results in a breach at or constitutes a default (with or without the giving of notice or the lapse of time or both) under any indenture, mortgage or agreement for borrowed money to which Seller is a party or any other agreement or instrument to which Seller is a party or by which Seller or Seller's property is bound or affected; or

       (D)    that  requires  any  consent  or  approval  of   any
     governmental authority or third party with respect to Seller.

     (v) Holder.   Seller is the sole holder of the Loan Agreement and
Loan Documents and has good right and title to sell the Loan and the Loan Documents to Buyer. Seller has not previously assigned or encumbered the Loan Documents.

      (vi) No Amendments. The Loan Documents constitute all of the agreements with Borrower pertaining to the Loan, and the Loan Documents have not been amended or modified, except as described in this Agreement.


     (vii) Payments. As of the date of this Agreement, the unpaid principal balance of the Loan is $2,670,657.40, and as of the date of this Agreement,interest in the amount of $152,934.18 has accrued on such outstanding principal balance.

     (vii) Execution.   The Loan Documents and any other document made and
given by the Seller in connection therewith and herewith have been duly authorized, executed, delivered, and are

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

legally enforceable against Seller according to their terms.

      (b) Limitation on Representations and Warranties of Seller. Except for the express representations and warranties of Seller set forth in Paragraph 6(a) of this Agreement, Buyer confirms, acknowledges, and agrees that Seller: (i) makes no representation or warranty with respect to, and assumes no responsibility with respect to any statement, warranties or representations made by Borrower in or in connection with, the Loan or any Loan Document;
(ii)   makes   no  representation  or  warranty,  and  assumes   no
responsibility with respect to, the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan or any Loan Document or any other instrument or document finished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any Guarantor; and (iv) makes no representation or warranty and assumes no responsibility with respect to the performance or observance by Borrower or any Guarantor of any of its obligations with respect to the Loan or under any Loan Document or any other instrument or document furnished pursuant thereto.

      (c) Representations and Warranties of Buyer. As of the date hereof and as of the
Closing, Buyer represents and warrants to Seller that:

       (i) Due Organization. Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has the right, power, legal. capacity and authority to execute and deliver this Agreement, and to perform its obligations under this Agreement, and all related documents, instruments, and certificates. This Agreement has been duly and validly executed and delivered by Buyer. No approval of any person or entity is required for the execution of this Agreement by Buyer or the consummation of any of the transaction contemplated by the Agreement

      (ii) Due Authorization. As of the Closing, this Agreement, and all related documents, instruments, and certificates will have been duly authorized by all necessary action on the part of Buyer. Buyer shall obtain all such written consents and approvals, if any, as may be necessary or required to permit Buyer to perform Buyer's obligations under this Agreement The individual or individuals executing this Agreement and any and all documents contemplated in it an behalf of Buyer has or have the legal power, right and actual authority to bind Buyer to the terms and conditions in the Agreement and in those documents.

      (iii) Execution. This Agreement, and all related documents, instruments, and certificates have been duly executed and delivered by Buyer and constitute the legal, valid and binding agreements of Buyer, enforceable against Buyer in accordance with their respective terms.

      (iv) No Violation. Neither the execution, delivery or performance by Buyer of this Agreement, and all related documents, instruments and certificates, nor the consummation, by Buyer of the transactions contemplated hereby or thereby, nor compliance by Buyer with the provisions hereof or thereof

       (A) conflicts with, or results in the breach of any provision of, or is inconsistent with Buyer's articles of organization; or

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

      (B) contravenes or violates any law, rule, regulation, order,
   writ   judgment,  injunction,  decree,  determination  or  awarded presently in effect and applicable to Buyer, or

      (C) results in a breach of, or constitutes a default (with or without the giving of notice or the lapse of time or both) under any indenture, mortgage or agreement for borrowed money to which Buyer is a. party or any other agreement or instrument to which Buyer is a party or by which Buyer or Buyer's property is bound or affected, or

     (D)    that  requires  any  consent  or  approval  of   any
   governmental authority or third party with respect to Buyer.

       (v) Inspection Buyer has received all information it considers necessary or appropriate for deciding whether to acquire the Loan from Seller. Buyer has been provided full and complete access to all Loan Documents and other document, instruments and agreements pertaining to the Loan, has inspected and reviewed all of the Loan Documents, together with such other documents, instruments, reports, certificates, and other materials as Buyer has deemed necessary or appropriate in connection with this transaction, including without limitation, all agreements and documents referenced herein whether or not Seller is a party thereto.

      (vi) Knowledgeable Investor. Buyer is acquiring the Loan for its own account only and not for any other person. Buyer considers itself a sophisticated investor, having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Loan.

      7. Inducements to Seller and Buyer, Release. As additional consideration and inducement to Seller and Buyer to enter into this Agreement and with knowledge that Seller and Buyer would. not enter into this Agreement but for the provisions of this Paragraph 7; Borrower represents and warrants to Seller and Buyer that: (i) the entire amount of indebtedness and all obligations under the Loan Documents as modified by this Agreement are and continue to be the valid, binding and enforceable obligations of Borrower and are secured by the Loan Documents; (ii) all collateral and interests encumbered under the Security Agreement constitute and shall continue to be, first priority liens and collateral security for all of the obligations of Borrower under the Loan Documents;
(iii) to the best of Borrower's knowledge, the value of such collateral is and has at all times been, in the aggregate, greater than the amount of the outstanding obligations under the Loan Documents; and (iv) Borrower has no defense, setoff, claim or counterclaim against Seller, (A) in regard to the obligations of Borrower under this Agreement, the Loan Documents, or any indebtedness or other obligation to Seller whatsoever, or (B) with respect to any document, instrument, transaction, act or omission arising out of or related to, or entered into pursuant to, this Agreement, the Loan Documents,; or any other indebtedness or obligation of Borrower to Seller.

      8.  Acknowledgments  of  Borrower  and  Guarantor.  Each  of
Borrower and Guarantor hereby acknowledge and agree that by entering into this Agreement Seller does not waive any default under the Loan Agreement or any other Loan Document or become obligated to waive any condition or obligation in any agreement between or among the parties to this Agreement and exercise of its rights under the Promissory Note and the Buyer Security Agreement.

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      8.  Remedies  of  Seller.  If  Buyer  fails  or  refuses  to consummate the purchase of the Loan pursuant to this Agreement at the Closing, or fails to perform any of Buyer's other obligations under this Agreement either prior to or at the Closing for any reason and provided that Seller is not in default, then Seller shall be entitled to exercise any and all remedies provided at law or in equity, including, without limitation, termination of this Agreement by written notice of termination to Buyer.

     9. Remedies of Buyer. If Seller defaults on its obligations under this Agreement either prior to or at the Closing for any reason and provided that Buyer is not in default, then Buyer shall be entitled to exercise any and all remedies provided at law or in equity, including, without limitation, the right to have specific performance of this Agreement or to terminate this Agreement by written notice of termination to Seller.

      10. Limitation. The execution and delivery of this Agreement and the existence and exercise of any of the foregoing remedies shall in no way be deemed or act as a waiver, nor impair, diminish or in any way affect Seller's rights and remedies under the Loan Documents with respect to the Loan and the Note prior to assignment of the Loan Documents pursuant hereto.

      11. Knowledge. As used in this Agreement, "knowledge" means only the current actual knowledge of the corporate officers of Seller or Buyer, as the case may be, but does not include constructive knowledge or inquiry knowledge.

12.  Miscellaneous.

      (a) Notices. Notices will be in writing and will be given by personal delivery, by deposit in the United States mail certified mail, return receipt requested, postage prepaid, by facsimile transmission, or by express delivery service, freight prepaid.
Notices will be delivered or addressed to the parties at the addresses or facsimile numbers set forth below or at such other address or number as a party may designate in writing. The date notice is deemed to have been given, received and become effective will be (i) the date on which the notice is delivered, if notice is given by personal delivery, (ii) the date of actual receipt, if the notice is sent through the United States mail or by express delivery service, or (iii) if notice is sent by facsimile transmission, on the date of transmission, if the transmission is commenced prior to 4:00 o'clock p.m. (local time at the place of receipt) and continuously transmitted thereafter until complete, otherwise on the day following the date of transmission. The addresses for notice are as follows:

     If to Seller:  Imperial Bank
                    9920 South La Cienega Boulevard  Suite 628
                    Inglewood, California 90301
                    Attn: Legal Dept.
                    Telephone No.: 310 417 5929
                    Facsimile No.: 310 417 5695

     with a copy to: Snell & Wilmer LLP
                    Gateway Tower West

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                    15 West South Temple, Suite 1200
                    Salt Lake City, Utah 84101
                    Attn: Brian D. Cunningham, Esq.
                    Telephone No.: 801-257-1900
                    Facsimile No.: 801-257-1800

     If to Buyer:        Abacas Ventures, Inc.
                    1123 South Cloverdale Road
                    Cloverdale, California 94525
                    Attn: Sam Atallah
                    Telephone No.:
                    Facsimile No.:

     If to Borrower:     Circuit Technology, Inc.
                    4125 South 6000 West
                    Salt Lake City, Utah 84128
                    Attn: Iehab Hawatmeh
                    Telephone No.: 801-963-5112
                    Facsimile No.: 801-963-5180

     with a copy to      Durham Jones & Pinegar

                    50 South Main, Suite 800
                    Salt Lake City, Utah 84144
                    Attention: Jeffrey M. Jones, Esq.
                    Telephone No.: 801538-2424
                    Facsimile No.: 801-538-2425

      (b) Time is of the Essence: Time is of the essence in this Agreement

      (c) Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto separate counterparts, each of which, when so executed and delivered shall be an original, but also such counterparts shall together constitute one and the same instrument. Signature pages may be detached from the counterparts and attached to a single copy of this Agreement to physically form one document. Telecopied signature pages will be acceptable, provided originally signed signature pages are provided to each of the other parties by overnight courier.

      (d) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without giving effect to its conflict of laws provisions.

      (e) Assignment. Binding Effect. Buyer shall not have the right to assign any of its rights under this Agreement without the prior written consent of Seller, which consent Seller may withhold in Seller's sole and absolute discretion. Except as limited by the preceding sentence, the provisions of this Agreement are binding upon and will inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

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      (1)  Waivers.  No  waiver of any of the provisions  of  this
Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver be a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver. A party may waive any provision of this Agreement intended for its benefit; provided, however, such
waiver  will  in  no  way  excuse  the  other  parties  from   the
performance of any of its other obligations under this Agreement

     (g) Further Documentation. Each party agrees in good faith to execute such further or additional documents as may be necessary or appropriate to fully carry out the intent and purpose of this Agreement

     (h) Headings. The headings of this Agreement are for purposes of reference only and will not limit or define the meaning of any provision of this Agreement.

      (i) Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in this Agreement. All prior and contemporaneous agreements, representations and understandings of the parties, oral or written, re superseded by and merged in this Agreement No supplement modification or amendment of this Agreement wil1 be binding unless in writing and executed by the parties.

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     (j)  Further  Assurances.  Each of the Seller and  the  Buyer
     agree to take or cause to be taken
such actions as may be necessary or appropriate to effectuate the transactions contemplated hereunder. Each of the Seller and the Buyer request and warrant that they, respectively, have the right, power, means, and authority to enter into and perform this Agreement and the Commitment Letter.

     IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be duly executed and delivered as of the date first above written.

                         SELLER:

                                   IMPERIAL BANK
                                    A California banking corporation

                                   By: /s/ Diana McDonald
                                   Name: Diana McDonald
                                   Title: S.V.P.


                         BUYER

                                   ABACAS VENTURES, INC
                                   A Delaware corporation

                                   By: /s/ Sam Atallah
                                   Name: Sam Atallah
                                   Title: President

         ACKNOWLEDGMENT, CONSENT AND AGREEMENT OF BORROWER

     The undersigned, referred to above as the "Borrower", hereby:
(i) acknowledges that Borrower has received a copy of the Loan Documents, and is familiar with the terms and conditions thereof;
(ii) acknowledges and consents to the execution and delivery of the foregoing Purchase Agreement and agrees to be bound by the terms thereof; (iii) consents tot the sale and assignment of the Loan and Loan Documents to the Buyer described above, (iv) agrees that the obligations of Borrower pursuant to the Loan Documents remain in full force and effect; (v) agrees that Borrower has no claims, defenses, offsets or counterclaims with respect to the Loan or the Loan Documents futherance thereof, an in consideration for Seller's agreement to sell and assign the Loan and Loan Documents to Buyer at a significantly discounted purchase price, agrees to execute and deliver to Seller that certain General Release Agreement of even date herewith; and (iv) makes each of the representations, warranties and agreements of Sections 7 and 8 of the foregoing Agreement.

     Dated as of May 1, 2000

                              BORROWER:

                                   CIRCUIT TECHNOLOGY, INC.
                                   A Utah Corporation

                                   By: /s/ Iehab Hawatmeh
                                   Name: Iehab Hawatmeh
                                   Title: President

                               E-29
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